UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2016

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road, Suite 100

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

In connection with the exchange offer described under Item 8.01 of this Current Report on Form 8-K, iHeartCommunications, Inc. (“iHeartCommunications”), an indirect subsidiary of iHeartMedia, Inc., is disclosing the information included as Exhibit 99.1 hereto to holders of iHeartCommunications’ outstanding 10.0% Senior Notes due 2018 (the “Outstanding Notes”) in a confidential offering circular, dated December 20, 2016.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on current iHeartCommunications management expectations. These forward-looking statements include all statements other than those made solely with respect to historical facts. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Many of the factors that will determine the outcome of the subject matter of this Current Report on Form 8-K are beyond iHeartCommunications’ ability to control or predict. iHeartCommunications undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01. Other Events.

On December 20, 2016, iHeartCommunications issued a press release announcing the commencement of iHeartCommunications’ offer to exchange iHeartCommunications’ Outstanding Notes for newly-issued 11.25% Priority Guarantee Notes (the “New Notes”). The New Notes will be issued as “additional notes” under the indenture governing iHeartCommunications’ existing 11.25% Priority Guarantee Notes due 2021 that were issued on February 28, 2013. The exchange offer is only available to certain eligible holders of the Outstanding Notes and is exempt from registration under the Securities Act.

The New Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K is neither an offer to sell or exchange nor the solicitation of an offer to buy the New Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

A copy of the press release announcing the exchange offer is attached hereto as Exhibit 99.2 and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

99.1	Excerpts from the iHeartCommunications, Inc. Confidential Offering Circular, dated December 20, 2016 (incorporated by reference to Exhibit 99.1 to iHeartCommunications, Inc.’s Current Report on Form 8-K, filed on December 20, 2016)

99.2	Press Release issued by iHeartCommunications, Inc., dated December 20, 2016 (incorporated by reference to Exhibit 99.2 to iHeartCommunications, Inc.’s Current Report on Form 8-K, filed on December 20, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: December 20, 2016	By:	/s/ Lauren E. Dean
Lauren E. Dean
Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpts from the iHeartCommunications, Inc. Confidential Offering Circular, dated December 20, 2016 (incorporated by reference to Exhibit 99.1 to iHeartCommunications, Inc.’s Current Report on Form 8-K, filed on December 20, 2016)

99.2	Press Release issued by iHeartCommunications, Inc., dated December 20, 2016 (incorporated by reference to Exhibit 99.2 to iHeartCommunications, Inc.’s Current Report on Form 8-K, filed on December 20, 2016).

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